                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 22, 2000

                           American Realty Trust, Inc.
               (Exact name of registrant as specified in charter)


     Georgia                          1-9948                54-0697989
(State of other jurisdic-           (Commission             (IRS employer
tion of incorporation)              file number)            identification no.)


10670 North Central Expressway
Suite 300
Dallas, Texas                                                75231
(Address of principal executive offices)                    (Zip code)


       Registrant's telephone number, including area code: (214) 692-4700


          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS


     On June 22, 2000, American Realty Trust, Inc. (the "Company") issued a press release announcing that it had postponed the Company's reorganization and combination with National Realty, L.P. (AMEX:NLP) that was expected to close on or about June 30, 2000. The press release of the Company related thereto is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference. On June 23, 2000, the Company issued a press release announcing that the Company had obtained the necessary financing from its affiliate, Transcontinental Realty Investors, Inc. (NYSE:TCI), to repay the $2.46 million debt relating to margin calls on its shares of Income Opportunity Realty Investors, Inc. (AMEX:IOT). The press release of the Company related thereto is filed as Exhibit 99.2 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


(c) Exhibits.

    99.1   Press Release of the Company dated June 22, 2000
    99.2   Press Release of the Company dated June 23, 2000

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        AMERICAN REALTY TRUST, INC.



                                        By:  /s/ Robert A. Waldman
                                           ------------------------------------
                                                 Robert A. Waldman
                                                 Secretary


June 26, 2000

                                  Exhibit Index



Exhibit No.                Description
-----------                -----------
    99.1           Press Release of the Company dated June 22, 2000
    99.2           Press Release of the Company dated June 23, 2000